EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Aftersoft Group, Inc. (the "Company") on Form 10-K, for the fiscal year ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ian Warwick, Chief Executive Officer of Aftersoft Group, Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 25, 2009	By:	/s/ Ian Warwick
Ian Warwick
Chief Executive Officer (Principal Executive Officer)